                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
*The fund commenced operations on February 16, 1990, as a closed-end fund. The fund converted to an open-end fund on September 3, 1999, and its shares were then reclassified as Class M shares and the fund also began to offer Class A, B and C shares. M shares are not available for purchase and will convert to A shares on September 3, 2000.

KEMPER NEW
EUROPE FUND

            "... There has been no fundamental change to the fund's
           management style. As always, we focus on a company's long-
            term prospects for change, because change always creates
           opportunities We uncovered opportunities in several niches and, as a result, the fund is more diversified across sector and market cap than it was last year at this time. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
10
LARGEST HOLDINGS
11
SHAREHOLDERS' MEETING
12
PORTFOLIO OF INVESTMENTS
18
FINANCIAL STATEMENTS
20
NOTES TO FINANCIAL STATEMENTS
25
FINANCIAL HIGHLIGHTS
27
REPORT OF INDEPENDENT AUDITORS

At A GLANCE

 KEMPER NEW EUROPE FUND
 TOTAL RETURNS
 FOR THE YEAR ENDING OCTOBER 31, 1999
 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                    KEMPER NEW EUROPE           KEMPER NEW EUROPE           KEMPER NEW EUROPE
KEMPER NEW EUROPE FUND CLASS M                        FUND CLASS A                FUND CLASS B                FUND CLASS C
------------------------------                      -----------------           -----------------           -----------------
27.95%                                                    27.76%                      26.54%                       26.84%

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
(1)RETURNS FOR CLASS A, B AND C SHARES PRIOR TO THEIR INCEPTION OF SEPTEMBER 3, 1999, ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF CLASS M SHARES. RETURNS FOR CLASS B AND C SHARES DERIVED FROM M SHARE PERFORMANCE HAVE ALSO BEEN ADJUSTED TO REFLECT THE ESTIMATED OPERATING EXPENSES APPLICABLE TO EACH SHARE CLASS, WHICH ARE GENERALLY HIGHER. SEE THE FUND'S PROSPECTUS FOR MORE COMPLETE INFORMATION. M SHARES WILL CONVERT TO A SHARES, SEPTEMBER 30, 2000.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF        AS OF
                                  10/31/99   10/31/98(1)
 ............................................................
    KEMPER NEW EUROPE FUND CLASS
    M                               $20.59       $22.23
 ............................................................
    KEMPER NEW EUROPE FUND CLASS
    A                               $14.87           --
 ............................................................
    KEMPER NEW EUROPE FUND CLASS
    B                               $14.49           --
 ............................................................
    KEMPER NEW EUROPE FUND CLASS
    C                               $14.62           --
 ............................................................

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, KEMPER NEW EUROPE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE.

                                             CLASS M
 ........................................................
    INCOME DIVIDEND:                          $0.03
 ........................................................
    LONG TERM CAPITAL GAIN                    $6.13
 ........................................................
    SHORT TERM CAPITAL GAIN                   $0.23
 ........................................................


TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX - GROWTH STYLE - MEDIUM SIZE

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER NEW EUROPE FUND IN THE EUROPE STOCK
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

BOTTOM-UP INVESTMENT STYLE. An investment style that assesses the performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of the products and services. This approach, which is the opposite of "top-down" investing, assumes that individual companies can do well even if the industry as a whole may not be performing well.

CYCLICAL STOCK. A stock within an industry whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are automobiles, housing, paper and steel. Noncyclical industries, such as food, insurance and drugs, are normally not as directly affected by economic changes.

OVER/UNDERWEIGHTING. The allocation of assets--usually by sector, industry or country--within a portfolio relative to a benchmark index (e.g., the MSCI EAFE index) or an investment universe.

RESTRUCTURING. Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC Overview

DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.
  First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)*                          2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               Economic OVERVIEW

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
  More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
  Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 18, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[FRANKLIN PHOTO]

LEAD PORTFOLIO MANAGER CAROL FRANKLIN, WITH SCUDDER KEMPER INVESTMENTS, INC. SINCE 1981, STUDIED AT THE SORBONNE AND L'INSTITUT D'ETUDES POLITIQUES IN PARIS AND RECEIVED A BACHELOR OF ARTS DEGREE FROM SMITH COLLEGE. SHE ALSO HOLDS AN M.B.A. FROM COLUMBIA UNIVERSITY GRADUATE SCHOOL OF BUSINESS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS WHEN USED AS SALES LITERATURE.


EUROPEAN STOCK MARKETS HAVE MOVED HIGHER OVER THE PAST YEAR BUT HAVE DONE SO WITH AN INCREASED LEVEL OF VOLATILITY THROUGHOUT. WHILE THE MARKETS HAVE BENEFITED FROM THE ACCELERATING PACE OF MERGER AND RESTRUCTURING ACTIVITY, FEARS OF HIGHER INTEREST RATES WEIGHED ON SENTIMENT THROUGHOUT THE YEAR. LEAD PORTFOLIO MANAGER CAROL FRANKLIN RECAPS EUROPE'S RECENT MARKET ENVIRONMENT AND KEMPER NEW EUROPE FUND'S CURRENT INVESTMENT STRATEGY.

Q     HOW WOULD YOU CHARACTERIZE THE EUROPEAN REGION AT THIS TIME?

A     There's little doubt that the European economic recovery appears to be under way, as evidenced by the rising expectations for an above-average growth rate in the year 2000. An improving global growth environment, the effect of a weaker euro, and favorable fiscal and monetary policies have all contributed to the upturn. Consumer confidence is high across much of Europe, as rising disposable income and falling unemployment have reinforced investor optimism. Additionally, deregulation in key industries such as telecommunications and utilities should temper rising cyclical inflationary pressures, as should the trend toward price convergence across the continent. Most important, the estimates for overall profit growth for 1999 are being revised upward into double digits following a number of upside earnings surprises.

Q     KEMPER NEW EUROPE FUND SIGNIFICANTLY OUTPERFORMED ITS BENCHMARK FOR THE
FISCAL YEAR, RETURNING 27.76% (CLASS A SHARES UNADJUSTED FOR ANY SALES CHARGE) VERSUS A 12.85% RETURN FOR THE MSCI EUROPE INDEX. WHAT HAS DRIVEN THE FUND'S PERFORMANCE THIS YEAR?

A     We attribute much of this success to our stock-picking capabilities, particularly our ability to spot consolidation candidates. Merger and acquisition activity is continuing at a rapid pace across a wide range of sectors, due in part to the introduction of the euro, which has created a more stable environment for cross-border capital flows. By early September, the level of activity in 1999 had already exceeded that of the full 12 months of 1998, which itself was a banner year. Beyond the welcome boost to share prices, the long-term positive effects from these transactions include increased efficiency, higher capacity utilization and improved prospects for higher sustained levels of future profitability. During the last six months, we have benefited from several high-profile deals. There was a hostile bid by Total Fina for Elf Aquitane, for example, both portfolio holdings. Potential for consolidation in the banking sector remains high with the merger of BCH and Banco Santander in Spain, and Banque Nationale de Paris' acquisition of Paribas in France, which helped to fuel our holdings in this sector. Another holding, BOC, Britain's industrial gases company, was the key player in a three-way consolidation that is still in process. The acceleration of consolidation activity proved beneficial for the fund even in cases where we did not own shares of the companies directly involved in deals, since merger

PERFORMANCE UPDATE

activity often provides a boost to all the companies in the affected sector.

Q     WHAT ARE SOME CHANGES WE'VE SEEN IN EUROPEAN CORPORATE CULTURE?

A     European corporations have started to manage their balance sheets as well as their profitability. They have also been active in the creation of value for shareholders by means of more active capital management and restructuring strategies. For example, Mannesmann, one of the portfolio's largest holdings, recently announced its intentions to split the telecommunications business from its more-cyclical engineering automotive businesses and continues to strengthen its position in the high growth telecom market by the recently announced acquisition of British cellular operator. Siemens, another top portfolio holding, continued to follow through on its 10-point restructuring plan with the announcement of the partial spin-off of Epcos, its passive-components business.

  In combination, these factors have provided a positive investment backdrop for European equities in spite of the interest-rate fears that plagued the world markets throughout much of the summer and early fall 1999. Even when the broader market environment is unfavorable, the positive changes taking place at so many companies present a wide range of opportunities for astute investors. We will continue to invest in individual stocks that stand to benefit from these ongoing trends, a strategy that we believe will position the fund well even when the broader indices are soft.

Q     HOW HAVE YOU POSITIONED KEMPER NEW EUROPE FUND TO BENEFIT FROM THESE
TRENDS?

A     The portfolio is currently balanced on two poles: stocks that are economically sensitive, and those that we expect to exhibit above-average growth. Earlier this year, in expectation of a recovery in growth, we increased our exposure to cyclical stocks in chemicals, building materials and capital goods. We also added to what had been our scant holdings in the oil sector, buying Royal Dutch Shell and Total Fina, as well as adding to our position in Elf Aquitane. Among growth stocks, we have found opportunities in media, services and technology. The portfolio is underweight in health, financials, transportation and utilities.

Q     WHAT HAPPENED WITH KEMPER NEW EUROPE FUND IN SEPTEMBER, AND HOW DID THIS
CHANGE AFFECT THE MANAGEMENT OF THE FUND?

A     Setting a perfect example of the benefits of the 1997 merger of Kemper
Funds and Scudder, Stevens and Clark, Kemper New Europe Fund is the efficient blending of two funds with the same objective, the former open-end Kemper Europe Fund and the former closed-end Scudder New Europe Fund; the merger occurred on September 3, 1999. There has been no fundamental change to the fund's management style. As always, we focus on a company's long-term prospects for change, because change always creates opportunities. The change itself can take many forms. It can mean old companies that are restructuring to meet the needs of the marketplace or operate more efficiently. Or it can be great new growth companies that are supporting a change in the technology industry. These can be both growth and value companies, and we're not restricting ourselves to purely large-cap companies, either. We uncovered opportunities in several niches and as a result, the fund is more diversified across sector and market cap than it was last year at this time. Of course, once a stock catches our eye, we look carefully at its specific fundamentals and valuation.

Q     ARE THERE ANY OTHER RAMIFICATIONS AS A RESULT OF THE MERGER?

A     Keep in mind that the merger of the two funds involved the conversion of
Scudder's closed-end fund into an open-end fund. That means Scudder New Europe Fund's historical discount ceased to exist, which created an opportunity for the closed-end shareholders: they bought at a discount and can now make a profit. To meet these redemptions, we've incurred some capital gains, which are being distributed to shareholders and are potentially taxable. To help curb this activity, we've instituted a 2 percent redemption fee (payable to Kemper New Europe Fund), charging previous closed-end fund shareholders during the first year of open-end operations. That has helped discourage short-term trading in Kemper New Europe Fund, which is designed for long-term investment goals. Redemptions of shares held

PERFORMANCE UPDATE

by previous closed-end fund investors in excess of $500,000 are paid in-kind (portfolio securities rather than cash). Any exchanges or redemptions in-kind are also subject to the 2 percent redemption fee. Thus far, the redemptions have been largely in-kind and have been perfectly manageable; fund performance has not been affected by this short-term oscillation of the asset base. Additionally, the bulk of this activity seems to be coming to an end.

Q     WHAT IS YOUR OUTLOOK FOR THE EUROPEAN REGION IN THE COMING YEAR?

A     Looking past the volatility that is likely to accompany the millennium transition, the prospects for European equities remain positive. Economic strength, the rebound in the euro, and ongoing merger and restructuring activity present an attractive backdrop for global investors. In addition, we are seeing the development of an "equity culture" among European retail investors. Over time, this should be a powerful force as market participants finally adjust their heavy fixed-income weightings toward the higher return potential of equities. Although 1999 hasn't brought the high-octane stock market gains that we saw over the previous three years, we believe that the fundamental backdrop remains extremely positive and that the ongoing trends of consolidation and restructuring will continue to provide a wealth of investment opportunities for bottom-up stock pickers.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR THE PERIODS ENDING OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                               LIFE OF CLASS(1)
                                                             1-YEAR   5-YEAR   (SINCE 2/16/90)
---------------------------------------------------------------------------------------------------
    KEMPER NEW EUROPE FUND CLASS M                           27.95%   23.14%        12.97%
 ...................................................................................................
    KEMPER NEW EUROPE FUND CLASS A                           20.41    21.65         12.28
 ...................................................................................................
    KEMPER NEW EUROPE FUND CLASS B                           22.74    21.68         11.88
 ...................................................................................................
    KEMPER NEW EUROPE FUND CLASS C                           26.84    22.22         12.15
 ...................................................................................................

 KEMPER NEW EUROPE FUND CLASS M
[LINE GRAPH]

Growth of an assumed $10,000 investment in Class M shares from 2/28/90 to 10/31/99

                                                                KEMPER NEW EUROPE FUND CLASS
                                                                             M1                     MSCI EUROPE EQUITY INDEX+
                                                                ----------------------------        -------------------------
2/28/90                                                                    10000                              10000
                                                                            9446                               9920
                                                                            8735                              11275
                                                                            8801                              10796
12/31/93                                                                   11057                              14013
                                                                           11027                              14386
                                                                           13120                              17569
                                                                           17629                              21359
12/31/97                                                                   20672                              26527
                                                                           27160                              34195
10/31/99                                                                   31143                              35088

KEMPER NEW EUROPE FUND CLASS A
[LINE GRAPH]

Growth of an assumed $10,000 investment in Class A shares from 2/28/90 to 10/31/99

                                                                KEMPER NEW EUROPE FUND CLASS
                                                                             A1                     MSCI EUROPE EQUITY INDEX+
                                                                ----------------------------        -------------------------
2/28/90                                                                     9425                              10000
                                                                            8903                               9920
                                                                            9175                              11275
                                                                            8295                              10796
12/31/93                                                                   10421                              14013
                                                                           11010                              14386
                                                                           13099                              17569
                                                                           17601                              21359
12/31/97                                                                   20638                              26527
                                                                           27106                              34195
10/31/99                                                                   31048                              35088

KEMPER NEW EUROPE FUND CLASS B
[LINE GRAPH]

Growth of an assumed $10,000 investment in Class B shares from 2/28/90 to 10/31/99

                                                                KEMPER NEW EUROPE FUND CLASS
                                                                             B1                     MSCI EUROPE EQUITY INDEX+
                                                                ----------------------------        -------------------------
2/28/90                                                                    10000                              10000
                                                                            9371                               9920
                                                                            9565                              11275
                                                                            8566                              10796
12/31/93                                                                   10659                              14013
                                                                           10529                              14386
                                                                           12406                              17569
                                                                           16513                              21359
12/31/97                                                                   19176                              26527
                                                                           24943                              34195
10/31/99                                                                   28352                              35088

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 (1)RETURNS FOR CLASS A, B AND C SHARES
    PRIOR TO THEIR INCEPTION OF
    SEPTEMBER 3, 1999, ARE DERIVED FROM
    THE HISTORICAL PERFORMANCE OF CLASS
    M SHARES, ADJUSTED TO REFLECT THE
    MAXIMUM SALES CHARGE OF 5.75% FOR
    CLASS A SHARES AND THE CURRENT
    CONTINGENT DEFERRED SALES CHARGES OF
    4% AND 1%, RESPECTIVELY, FOR CLASS B
    AND C SHARES. RETURNS FOR CLASS B
    AND C SHARES DERIVED FROM M SHARE
    PERFORMANCE HAVE ALSO BEEN ADJUSTED
    TO REFLECT THE ESTIMATED OPERATING
    EXPENSES APPLICABLE TO EACH SHARE
    CLASS, WHICH ARE GENERALLY HIGHER.
    (SEE THE FUND'S PROSPECTUS FOR MORE
    COMPLETE INFORMATION.)

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  ALL DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 5.75%. FOR CLASS B
  SHARES, THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE (CDSC) IS 4%.
  CLASS C SHARES HAVE NO SALES CHARGE
  ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE
  YEAR OF PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  TOTAL RETURN REFLECTS ANNUALIZED
  CHANGE, WHILE TOTAL RETURN REFLECTS
  AGGREGATE CHANGE. DURING THE PERIODS
  NOTED, SECURITIES PRICES FLUCTUATED.
  FOR ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

  PERFORMANCE INCLUDES REINVESTMENT OF
  DIVIDENDS AND ADJUSTMENT FOR THE
  MAXIMUM SALES CHARGE FOR CLASS A
  SHARES AND THE CDSC IN EFFECT AT THE
  END OF THE PERIOD FOR CLASS B SHARES.
  IN COMPARING KEMPER NEW EUROPE FUND
  WITH THE INDICES, YOU SHOULD ALSO NOTE
  THAT THE FUND'S PERFORMANCE REFLECTS
  THE MAXIMUM SALES CHARGE, WHILE NO
  SUCH CHARGES ARE REFLECTED IN THE
  PERFORMANCE OF THE INDICES.

MSCI INDEX IS A TOTAL RETURN INDEX,
REPORTED IN U.S. DOLLARS, BASED ON SHARE
PRICES AND REINVESTED GROSS DIVIDENDS OF
APPROXIMATELY 600 COMPANIES (ONLY THOSE
SECURITIES DEEMED SUFFICIENTLY LIQUID
FOR TRADING BY INVESTORS) FROM THE
FOLLOWING 14 COUNTRIES: AUSTRIA,
BELGIUM, DENMARK, FINLAND, FRANCE,
GERMANY, IRELAND, ITALY, NETHERLANDS,
NORWAY, SPAIN, SWEDEN, SWITZERLAND, AND
THE UNITED KINGDOM. THE SECURITIES
REPRESENTED IN THIS INDEX MAY EXPERIENCE
LOSS OF INVESTED PRINCIPAL AND ARE
SUBJECT TO INVESTMENT RISK. IN EXCHANGE
FOR GREATER GROWTH POTENTIAL,
INVESTMENTS IN FOREIGN SECURITIES CAN
HAVE ADDED RISKS. THESE INCLUDE CHANGES
IN CURRENCY RATES, ECONOMIC AND MONETARY
POLICY, DIFFERENCES IN AUDITING
STANDARDS AND RISKS RELATED TO POLITICAL
AND ECONOMIC DEVELOPMENTS. SOURCE IS
WIESENBERGER.

PERFORMANCE UPDATE

KEMPER NEW EUROPE FUND CLASS C
[LINE GRAPH]

Growth of an assumed $10,000 investment in Class C shares from 2/28/90 to 10/31/99

                                                                KEMPER NEW EUROPE FUND CLASS
                                                                             C1                     MSCI EUROPE EQUITY INDEX+
                                                                ----------------------------        -------------------------
2/28/90                                                                    10000                              10000
                                                                            9390                               9920
                                                                            9607                              11275
                                                                            8623                              10796
12/31/93                                                                   10756                              14013
                                                                           10648                              14386
                                                                           12577                              17569
                                                                           16779                              21359
12/31/97                                                                   19530                              26527
                                                                           25465                              34195
10/31/99                                                                   29007                              35088

LARGEST HOLDINGS

KEMPER NEW EUROPE FUND'S 15 LARGEST HOLDINGS*
Representing 34.0 percent of the fund's total common stock on October 31, 1999

                                    COMPANY                               COUNTRY         PERCENT
-------------------------------------------------------------------------------------------------
1.           MARSCHOLLEK LAUTENSCHLAEGER UND PARTNER AG             Germany                 3.4%
-------------------------------------------------------------------------------------------------
2.           BANCA POPOLARE DI BRESCIA SPA                          Italy                   2.7%
-------------------------------------------------------------------------------------------------
3.           GRUPPO EDITORIALE L'ESPRESSO                           Italy                   2.6%
-------------------------------------------------------------------------------------------------
4.           SERCO GROUP PLC                                        United Kingdom          2.5%
-------------------------------------------------------------------------------------------------
5.           JOT AUTOMATION GROUP OYJ                               Finland                 2.4%
-------------------------------------------------------------------------------------------------
6.           TOTAL S.A.                                             France                  2.4%
-------------------------------------------------------------------------------------------------
7.           SIEMENS AG                                             Germany                 2.3%
-------------------------------------------------------------------------------------------------
8.           TAYLOR NELSON SOFRES PLC                               United Kingdom          2.2%
-------------------------------------------------------------------------------------------------
9.           NOKIA OYJ                                              Finland                 2.2%
-------------------------------------------------------------------------------------------------
10.          QIAGEN NV                                              Netherlands             2.1%
-------------------------------------------------------------------------------------------------
11.          AUTOGRILL                                              Italy                   2.1%
-------------------------------------------------------------------------------------------------
12.          CASTORAMA-DUBOIS INVESTISSEMENTS                       France                  1.9%
-------------------------------------------------------------------------------------------------
13.          UNITED PAN-EUROPE COMMUNICATIONS                       Netherlands             1.8%
-------------------------------------------------------------------------------------------------
14.          MANNESMANN                                             Germany                 1.7%
-------------------------------------------------------------------------------------------------
15.          ESAT TELECOM GROUP                                     Ireland                 1.7%
-------------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

A special shareholder's meeting was held on July 27, 1999, for Kemper Europe Fund. Shareholders were asked to vote on the issue of a plan to reorganize the fund with Scudder New Europe Fund. Following are the results on the issue:

1) Agreement and Plan of Reorganization.

         For     Against   Abstain
      2,267,795   71,590   124,812

PORTFOLIO OF INVESTMENTS

KEMPER NEW EUROPE FUND, INC.
Portfolio of Investments at October 31, 1999
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
    REPURCHASE AGREEMENTS--6.7%                                                             PRINCIPAL AMOUNT    VALUE
---------------------------------------------------------------------------------------------------------------------------
                                       (c) Repurchase Agreement with Donaldson,
                                             Lufkin & Jenrette, dated 10/29/99, 5.20%, due
                                             11/01/99                                          $   19,050      $ 19,050
                                           -------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--93.3%                                                                    NUMBER OF SHARES
---------------------------------------------------------------------------------------------------------------------------

    FINLAND--7.0%
                                           JOT Automation Group Oyj
                                             (DEVELOPER OF PRODUCTION AUTOMATION SYSTEMS)       1,265,152         6,536
                                           Nokia Oyj
                                             (MANUFACTURER OF TELECOMMUNICATION
                                             NETWORKS AND EQUIPMENT)                               51,649         5,925
                                           Pohjola Insurance Co., Ltd. "B"
                                             (INSURANCE COMPANY)                                   59,215         3,184
                                           Sonera Oyj
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)              68,630         2,066
                                           Tietoenator Oyj Abp
                                             (MANUFACTURER OF COMPUTER SOFTWARE)                   74,478         2,591
                                           -------------------------------------------------------------------------------
                                                                                                                 20,302
                                           -------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    FRANCE--16.2%
                                           Accor SA
                                             (PROVIDER OF CATERING, HOTEL AND
                                             TRAVEL SERVICES)                                      11,578         2,612
                                           Altran Technologies SA
                                             (PROVIDER OF ENGINEERING AND
                                             CONSULTING SERVICES)                                  12,450         4,278
                                           Cap Gemini Sogeti SA
                                             (SOFTWARE CONSULTANTS)                                 4,301           653
                                           Castorama-Dubois Investissements
                                             (RETAILER SPECIALIZING IN HOME REPAIR)                16,522         4,961
                                           Etablissements Economiques du Casino
                                             Guichard-Perrachon SA
                                             (OPERATOR OF SUPERMARKETS AND
                                             CONVENIENCE STORES)                                   30,726         3,499
                                           GFI Informatique
                                             (PROVIDER OF COMPUTER CONSULTING AND SYSTEMS
                                             INTEGRATION SERVICES)                                  9,594           860
                                           Galeries Lafayette
                                             (DEPARTMENT STORE CHAIN)                              18,350         2,708
                                           Groupe GTM
                                             (ENGINEERING, ROAD CONSTRUCTION AND
                                             ELECTRICAL
                                             INSTALLATION SERVICES COMPANY)                        16,160         1,772
                                       (a) Infogrames Entertainment SA
                                             (DEVELOPER OF INTERACTIVE TELEVISION AND
                                             COMPUTER GAMES)                                       47,337         4,397
                                           Publicis SA
                                             (INTERNATIONAL ADVERTISING COMPANY)                   17,242         4,366
                                           Rhone-Poulenc SA "A"
                                             (PHARMACEUTICAL COMPANY)                              10,353           581
                                           STMicroelectronics
                                             (MANUFACTURER OF SEMICONDUCTOR
                                             INTEGRATED CIRCUITS)                                  27,172         2,392
                                           Schneider SA
                                             (MANUFACTURER OF ELECTRONIC COMPONENTS AND
                                             AUTOMATED MANUFACTURING SYSTEMS)                      48,011         3,315
                                           Societe Television Francaise 1
                                             (TELEVISION BROADCASTING)                              3,235         1,016

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                            NUMBER OF SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------------
                                           Suez Lyonnaise des Eaux
                                             (WATER AND ELECTRIC UTILITY)                          12,091      $  1,957
                                           Total SA "B"
                                             (EXPLORER, DEVELOPER AND PRODUCER OF
                                             OIL AND GAS)                                          47,747         6,469
                                           -------------------------------------------------------------------------------
                                                                                                                 45,836
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    GERMANY--15.8%
                                           Allianz AG
                                             (MULTI-LINE INSURANCE COMPANY)                         9,972         3,043
                                           BASF AG
                                             (INTERNATIONAL CHEMICAL PRODUCER)                     46,933         2,115
                                           Bayer AG
                                             (CHEMICAL PRODUCER)                                   50,881         2,087
                                           Commerzbank AG
                                             (BANK)                                                46,566         1,780
                                           Deutsche Bank AG (Registered)
                                             (PROVIDER OF FINANCIAL SERVICES)                      53,793         3,868
                                           EM.TV & Merchandising AG
                                             (PRODUCER AND DISTRIBUTOR OF CHILDREN'S
                                             TELEVISION PROGRAMS)                                  59,652         2,956
                                           EM.TV & Merchandising AG (Rights)                       59,652             1
                                       (a) Epcos AG
                                             (PRODUCER OF ELECTRONIC COMPONENTS AND
                                             INTEGRATED CIRCUITS)                                  24,672         1,014
                                           Mannesmann AG (Registered)
                                             (MANUFACTURER OF PRODUCTION MACHINERY AND
                                             ASSEMBLY SYSTEMS)                                     28,996         4,571
                                           Marschollek, Lautenschlaeger und
                                             Partner AG
                                             (INSURANCE COMPANY)                                   43,014         9,093
                                       (a) Medion AG
                                             (MARKETER AND DISTRIBUTOR OF MULTIMEDIA
                                             PRODUCTS AND VARIOUS CONSUMER APPLIANCES)              9,694         2,606
                                       (a) PrimaCom AG
                                             (DEVELOPER, MANAGER AND OPERATOR OF
                                             BROADBAND CABLE NETWORKS)                             30,704         1,531
                                           SAP AG
                                             (COMPUTER SOFTWARE MANUFACTURER)                       1,494           556
                                           SAP AG (pfd.)                                            9,265         4,092
                                           Siemens AG
                                             (ELECTRICAL ENGINEERING AND
                                             ELECTRONICS COMPANY)                                  67,298         6,056
                                           -------------------------------------------------------------------------------
                                                                                                                 45,369
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    GREECE--3.0%
                                           Alpha Credit Bank A.E
                                             (COMMERCIAL BANK)                                     31,563         2,421
                                           Delta Informatics SA
                                             (CORPORATE INFORMATION SERVICES)                      33,189         3,648
                                           National Bank of Greece SA
                                             (BANK)                                                37,750         2,715
                                           -------------------------------------------------------------------------------
                                                                                                                  8,784
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    IRELAND--1.6%
                                       (a) ESAT Telecom Group PLC (ADR)
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)              98,690         4,416
                                           -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                            NUMBER OF SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------------

    ITALY--10.7%
                                           Autogrill SpA
                                             (OPERATOR OF HIGHWAY AND SELF SERVICE
                                             RESTAURANTS AND SNACK BARS)                          528,528      $  5,661
                                           Banca Popolare di Brescia SpA
                                             (COOPERATIVE BANK)                                   168,303         7,142
                                           Class Editori SpA
                                             (PUBLISHING HOUSE)                                   240,360         2,030
                                           ENI SpA
                                             (EXPLORER AND DISTRIBUTOR OF
                                             PETROLEUM PRODUCTS)                                  593,880         3,481
                                           Gruppo Editoriale L'Espresso
                                             (PUBLISHER)                                          323,464         7,043
                                           Mediaset SpA
                                             (BROADCASTING AND TELEVISION NETWORKS)               369,750         3,699
                                           Seat Pagine Gialle SpA
                                             (PUBLISHER OF TELECOMMUNICATION DIRECTORIES
                                             AND PROVIDER OF ADVERTISING SERVICES)              1,019,666         1,457
                                           -------------------------------------------------------------------------------
                                                                                                                 30,513
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--11.4%
                                           Akzo Nobel NV
                                             (PRODUCER AND MARKETER OF HEALTHCARE
                                             PRODUCTS, COATINGS, CHEMICALS AND FIBERS)             62,211         2,685
                                       (a) Equant NV
                                             (PROVIDER OF INTERNATIONAL DATA
                                             NETWORK SERVICES)                                     43,056         4,199
                                           Getronics NV
                                             (PROVIDER OF COMPUTER INSTALLATION AND
                                             MAINTENANCE SERVICES)                                 47,269         2,362
                                           Gucci Group NV (New York Shares)
                                             (Registered)
                                             (DESIGNER AND PRODUCER OF PERSONAL LUXURY
                                             ACCESSORIES AND APPAREL)                              51,495         4,158
                                           Koninklijke (Royal) Philips Electronics NV
                                             (MANUFACTURER OF CONSUMER ELECTRONICS)                25,066         2,577
                                           Laurus NV
                                             (INTERNATIONAL FOOD RETAILER)                         12,722           284
                                           Nutreco Holding NV
                                             (PRODUER OF LIVESTOCK FEED AND NUTRITION)             89,962         3,083
                                       (a) Qiagen NV
                                             (BIOPHARMACEUTICAL COMPANY)                          106,145         5,665
                                           Royal Dutch Petroleum Co.
                                             (PETROLEUM COMPANY)                                   44,943         2,693
                                       (a) United Pan-Europe Communications NV
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)              63,864         4,922
                                           -------------------------------------------------------------------------------
                                                                                                                 32,628
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    NORWAY--1.2%
                                           Norsk Hydro AS
                                             (CONGLOMERATE: PRODUCER OF FERTILIZERS, OIL
                                             AND GAS, ALUMINUM)                                    81,967         3,276
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    POLAND--0.8%
                                    (a)(b) ITI Group SA
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)              10,424         2,398
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    PORTUGAL--1.5%
                                           Jeronimo Martins SGPS SA
                                             (FOOD PRODUCER AND RETAILER)                         153,843         4,305
                                           -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                            NUMBER OF SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------------

    SPAIN--6.3%
                                       (a) Baron de Ley SA
                                             (WINE PRODUCER)                                       94,466      $  2,540
                                       (a) Compania Telefonica Nacional de
                                             Espana SA (ADR)
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)              56,428         2,818
                                           Cortefiel SA
                                             (OWNER AND OPERATOR OF VARIOUS RETAIL
                                             CLOTHING STORES)                                     162,375         4,251
                                       (a) NH Hotele SA
                                             (HOLDING COMPANY WITH INTERESTS IN HOTELS,
                                             LAND
                                             DEVELOPMENT, WINE AND CLOTHING INDUSTRIES)           283,431         3,212
                                       (a) Sogecable SA
                                             (PROVIDER OF CABLE TELEVISION)                        38,412         1,057
                                       (a) Telefonica Publicidad e Informacion SA
                                             (PUBLISHER OF TELEPHONE DIRECTORIES)                  60,303         1,318
                                       (a) Telefonica SA
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)             172,625         2,846
                                           -------------------------------------------------------------------------------
                                                                                                                 18,042
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--1.4%
                                           ABB Ltd.
                                             (MANUFACTURER OF EQUIPMENT FOR POWER
                                             GENERATION AND DISTRIBUTION)                          22,427         2,261
                                           Clariant AG (Registered)
                                             (MANUFACTURER OF DYE CHEMICALS)                        2,689         1,178
                                           Roche Holdings AG
                                             (PRODUCER OF DRUGS AND MEDICINES)                         55           661
                                           -------------------------------------------------------------------------------
                                                                                                                  4,100
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--16.4%
                                           Aegis Group PLC
                                             (INDEPENDENT MEDIA SERVICES GROUP)                 1,490,750         3,923
                                           Avis Europe PLC
                                             (CAR RENTAL SERVICES)                                696,980         3,004
                                           BOC Group PLC
                                             (PRODUCER OF INDUSTRIAL GASES)                        44,301           955
                                           BP Amoco PLC
                                             (EXPLORER AND PRODUCER OF OIL AND NATURAL
                                             GAS)                                                 257,451         2,503
                                           Barclays PLC
                                             (COMMERCIAL AND INVESTMENT BANKING,
                                             INSURANCE AND OTHER FINANCIAL SERVICES)               95,530         2,934
                                           Billiton PLC
                                             (RESOURCE GROUP THAT EXPLORES, PRODUCES AND
                                             MARKETS ALUMINUM AND OTHER METAL PRODUCTS)            56,847           248
                                           British Telecom PLC
                                             (TELECOMMUNICATION SERVICES)                          39,991           726
                                           Cobham PLC
                                             (MANUFACTURER OF AEROSPACE COMPONENTS)               251,204         3,041
                                           Compass Group PLC
                                             (INTERNATIONAL CATERING GROUP)                       194,025         2,074
                                       (a) Flextech PLC
                                             (BROADCASTER OF ENTERTAINMENT PROGRAMS)              195,692         2,833
                                           Glaxo Wellcome PLC
                                             (PHARMACEUTICAL COMPANY)                              19,124           565
                                           HSBC Holdings PLC
                                             (FINANCIAL COMPANY)                                      270             3
                                           J Sainsbury PLC
                                             (RETAIL DISTRIBUTOR OF FOOD THROUGH
                                             SUPERMARKETS)                                        307,730         1,850

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                            NUMBER OF SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------------
                                           National Power PLC
                                             (ELECTRICITY GENERATION COMPANY)                     256,654      $  1,743
                                       (a) Orange PLC
                                             (OPERATOR OF DIGITAL MOBILE TELEPHONE
                                             NETWORK)                                              61,054         1,518
                                           Prudential Corp. PLC
                                             (PROVIDER OF BROAD RANGE OF FINANCIAL
                                             SERVICES)                                            270,756         4,248
                                           Rio Tinto PLC (Registered)
                                             (MINING COMPANY)                                      28,249           483
                                           Serco Group PLC
                                             (FACILITIES MANAGEMENT COMPANY)                      232,465         6,691
                                           SmithKline Beecham PLC
                                             (MANUFACTURER OF ETHICAL DRUGS AND HEALTHCARE
                                             PRODUCTS)                                             55,834           721
                                           Taylor Nelson Sofres PLC
                                             (MARKET RESEARCH COMPANY)                          1,969,360         5,944
                                           Vodafone Group PLC
                                             (PROVIDER OF TELECOMMUNICATION SERVICES)              75,051           350
                                           WPP Group PLC
                                             (ADVERTISING AGENCY)                                  60,881           662
                                           -------------------------------------------------------------------------------
                                                                                                                 47,019
                                           -------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                             (Cost $167,674)                                                    266,988
                                           -------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $186,724)                                                   $286,038
                                           -------------------------------------------------------------------------------

At October 31, 1999, the fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                                 VALUE               %
----------------------------------------------------------------------------------------
Financial                                                       $ 43,644            15.2
----------------------------------------------------------------------------------------
Technology                                                        34,892            12.2
----------------------------------------------------------------------------------------
Service Industries                                                33,239            11.6
----------------------------------------------------------------------------------------
Manufacturing                                                     31,774            11.1
----------------------------------------------------------------------------------------
Communications                                                    29,303            10.2
----------------------------------------------------------------------------------------
Media                                                             27,195             9.5
----------------------------------------------------------------------------------------
Consumer Discretionary                                            21,506             7.5
----------------------------------------------------------------------------------------
Consumer Staples                                                  17,867             6.2
----------------------------------------------------------------------------------------
Energy                                                            15,145             5.3
----------------------------------------------------------------------------------------
Durables                                                           6,045             2.2
----------------------------------------------------------------------------------------
Utilities                                                          3,700             1.3
----------------------------------------------------------------------------------------
Health                                                             1,947             0.7
----------------------------------------------------------------------------------------
Metals & Minerals                                                    731             0.3
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              266,988            93.3
----------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                          19,050             6.7
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                               $286,038           100.0
----------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,398 (.81% of net assets). These values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1999 aggregated $1,981. These securities may also have certain restrictions as to resale.

(c) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

Based on the cost of investments of $186,750 for federal income tax purposes at October 31, 1999, the gross unrealized appreciation was $101,816, the gross unrealized depreciation was $2,528 and the net unrealized appreciation on investments was $99,288.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $186,724)                                                $286,038
------------------------------------------------------------------------
Cash                                                                 227
------------------------------------------------------------------------
Foreign currency, at value (Cost: $62)                                62
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   936
------------------------------------------------------------------------
  Interest and dividends                                             100
------------------------------------------------------------------------
  Investments sold                                                 8,528
------------------------------------------------------------------------
  Foreign taxes recoverable                                          343
------------------------------------------------------------------------
Other assets                                                           5
------------------------------------------------------------------------
    TOTAL ASSETS                                                 296,239
------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------
Payable for:
  Investments purchased                                              827
------------------------------------------------------------------------
  Fund shares redeemed                                               333
------------------------------------------------------------------------
  Accrued management fee                                             139
------------------------------------------------------------------------
  Other accrued expenses                                             341
------------------------------------------------------------------------
    Total liabilities                                              1,640
------------------------------------------------------------------------
NET ASSETS                                                      $294,599
------------------------------------------------------------------------
------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $165,157
------------------------------------------------------------------------
Accumulated net realized gain                                     30,147
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         99,314
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on foreign
currency related transactions                                         (3)
------------------------------------------------------------------------
Accumulated distributions in excess of net investment income         (16)
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $294,599
------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($32,381 /
  2,177 shares outstanding)                                       $14.87
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of
  net asset value or 5.75% of offering price)                     $15.78
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($20,467 /
  1,413 shares outstanding)                                       $14.49
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($5,449 / 373
  shares outstanding)                                             $14.62
------------------------------------------------------------------------
CLASS M SHARES
  Net asset value and redemption price per share ($236,302 /
  11,477 shares outstanding)                                      $20.59
------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $420)             $  4,645
------------------------------------------------------------------------
  Interest                                                         1,123
------------------------------------------------------------------------
    Total investment income                                        5,768
------------------------------------------------------------------------
Expenses:
  Management fee                                                   3,815
------------------------------------------------------------------------
  Distribution services fee                                           28
------------------------------------------------------------------------
  Administrative services fee                                        114
------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                         612
------------------------------------------------------------------------
  Reorganization expenses                                            681
------------------------------------------------------------------------
  Auditing                                                            98
------------------------------------------------------------------------
  Legal                                                              268
------------------------------------------------------------------------
  Reports to shareholders                                            131
------------------------------------------------------------------------
  Directors' fees                                                     75
------------------------------------------------------------------------
  Registration fee                                                     8
------------------------------------------------------------------------
  Other                                                               86
------------------------------------------------------------------------
    Total expenses                                                 5,916
------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (148)
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments and foreign
  currency transactions                                          111,397
------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on
  investments                                                    (33,416)
------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on
  foreign currency related transactions                              (27)
------------------------------------------------------------------------
Net gain on investments                                           77,954
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 77,806
------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED OCTOBER 31,
                                                                ----------------------------
                                                                  1999                1998
--------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
  Net investment loss                                           $    (148)               (30)
--------------------------------------------------------------------------------------------
  Net realized gain                                               111,397             47,008
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)            (33,443)            25,345
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               77,806             72,323
--------------------------------------------------------------------------------------------
  Distribution from net investment income -- Class M                 (402)            (1,444)
--------------------------------------------------------------------------------------------
  Distribution from net realized gain -- Class M                 (103,184)           (33,783)
--------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (103,586)           (35,227)
--------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions           (38,142)             1,132
--------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (63,922)            38,228
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------
Beginning of year                                                 358,521            320,293
--------------------------------------------------------------------------------------------
END OF YEAR (including accumulated distributions in excess
of net investment income of $16 and $2,821, respectively)       $ 294,599            358,521
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION
     OF THE FUND             Kemper New Europe Fund, Inc. (the "fund") (formerly
                             known as Scudder New Europe Fund, Inc.) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

                             The fund operated as a closed-end investment company from February 9, 1990 (commencement of operations) to September 3, 1999. The fund converted to open-end status and combined, as the surviving entity, with the Kemper Europe Fund ("KEF"), on September 3, 1999 (the "Reorganization"). The fund's former closed-end share class was renamed Class M shares upon the Reorganization. In addition, the holders of Class A, Class B, and Class C shares of KEF became holders of the corresponding class of shares of the fund.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class M shares, are no longer offered and will automatically convert to Class A shares on September 3, 2000.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the fund in the preparation of its financial statements.
--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

NOTES TO FINANCIAL STATEMENTS

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

                             REDEMPTION FEES. For the period September 3, 1999 to September 3, 2000, Class M shares are subject to a 2% fee on exchanges and redemptions (including redemptions in-kind). The redemption fee is accounted for as an addition to paid-in capital.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund had a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") which was in effect prior to September 3, 1999 whereby the fund agreed to pay a monthly investment management fee of 1/12 of the annual rate of 1.25% of the first $75 million of average weekly net assets declining to 1.10% of average weekly net assets in excess of $200 million.

                             Effective September 3, 1999, the fund adopted a new management agreement and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. For the year ended October 31, 1999, the fund incurred management fees pursuant to both agreements of $3,815,000, which is equal to an annual effective rate of .96% of the fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares for the period September 3, 1999 through October 31, 1999 are $76,000, of which $14,000 was retained by KDI.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the period September 3, 1999 through October 31, 1999 are $44,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) incurred by the fund to KDI for the period September 3, 1999 through October 31, 1999 are $114,000. Additionally, $123,000 is unpaid at October 31, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $78,000 for the period September 3, 1999 through October 31, 1999. Additionally, $93,000 is unpaid.

                             Prior to September 3, 1999, the fund had a shareholder services agreement with Scudder Service Corporation ("SSC"), a subsidiary of Scudder Kemper. Shareholder services fees paid by the fund to SSC for the period November 1, 1998 through September 3, 1999 were $12,500.

                             FUND ACCOUNTING. Scudder Fund Accounting
                             Corporation, ("SFAC") is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. For the year ended October 31, 1999, the amount charged to the fund by SFAC aggregated $213,000, of which $56,000 is unpaid at October 31, 1999.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the year ended October 31, 1999, the fund made no payments to its officers and incurred directors fees of $75,000 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $187,033

                             Proceeds from sales                         361,044

                             The sales of investment securities includes the market value of securities relating to redemptions-in-kind during the period, upon which the fund recognized a net realized gain of $11,541.

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                      YEAR ENDED                     YEAR ENDED
                                                                   OCTOBER 31, 1999               OCTOBER 31, 1998
                                                                 ---------------------           -------------------
                                                                 SHARES        AMOUNT            SHARES       AMOUNT
                                       -----------------------------------------------------------------------------
                                       SHARES SOLD
                                       -----------------------------------------------------------------------------
                                        Class A                   3,537       $ 50,122               --       $   --
                                       -----------------------------------------------------------------------------
                                        Class B                     245          3,394               --           --
                                       -----------------------------------------------------------------------------
                                        Class C                     165          2,536               --           --
                                       -----------------------------------------------------------------------------
                                        Class M                      --             --               --           --
                                       -----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -----------------------------------------------------------------------------
                                        Class A                      --             --               --           --
                                       -----------------------------------------------------------------------------
                                        Class B                      --             --               --           --
                                       -----------------------------------------------------------------------------
                                        Class C                      --             --               --           --
                                       -----------------------------------------------------------------------------
                                        Class M                     406          7,398               75        1,132
                                       -----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -----------------------------------------------------------------------------
                                        Class A                  (3,423)       (49,398)              --           --
                                       -----------------------------------------------------------------------------
                                        Class B                    (444)        (6,586)              --           --
                                       -----------------------------------------------------------------------------
                                        Class C                    (116)        (1,732)              --           --
                                       -----------------------------------------------------------------------------
                                        Class M                  (5,054)      (102,279)              --           --
                                       -----------------------------------------------------------------------------
                                        REDEMPTION FEE
                                       -----------------------------------------------------------------------------
                                        Class M                      --          1,983               --           --
                                       -----------------------------------------------------------------------------
                                        ACQUISITION OF KEMPER EUROPE FUND
                                       -----------------------------------------------------------------------------
                                        Class A                   2,063         29,444
                                       -----------------------------------------------------------------------------
                                        Class B                   1,612         22,435
                                       -----------------------------------------------------------------------------
                                        Class C                     324          4,541
                                       -----------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARES TRANSACTIONS           $(38,142)                       $1,132
                                       -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    ACQUISITION OF ASSETS
     (IN THOUSANDS)          On September 3, 1999, the fund acquired all the net
                             assets of Kemper Europe Fund pursuant to a plan of reorganization approved by shareholders on July 20, 1999. The acquisition was accomplished by a tax-free exchange of 2,063, 1,612, and 324 shares of Class A, Class B, and Class C shares, respectively, of the fund (valued at $29,444, 22,436, and 4,541, respectively) for 2,063, 1,612, and 324 shares of Class A, Class B, and Class C shares, respectively, of Kemper Europe Fund outstanding on September 3, 1999. Kemper Europe
                             Fund's net assets at that date ($56,420), including
                             $3,474 of unrealized appreciation were combined with those of the fund. The aggregate net assets of the fund immediately before the acquisition were $326,129. The combined net assets of the fund immediately following the acquisition were
                             $382,549.

FINANCIAL HIGHLIGHTS

                                           ---------------------------------------------------------
                                               CLASS A            CLASS B            CLASS C
                                           ---------------------------------------------------------
                                            FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                                           SEPTEMBER 3, 1999   SEPTEMBER 3, 1999   SEPTEMBER 3, 1999
                                           (COMMENCEMENT OF    (COMMENCEMENT OF    (COMMENCEMENT OF
                                               CLASS) TO           CLASS) TO           CLASS) TO
                                           OCTOBER 31, 1999    OCTOBER 31, 1999    OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $14.27               13.91               14.02
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                (.03)               (.05)               (.04)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                 .63                 .63                 .64
----------------------------------------------------------------------------------------------------
Total from investment operations                   .60                 .58                 .60
----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $14.87               14.49               14.62
----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED) (%) (b)             4.20                4.17                4.28
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses (%)                                      1.63                2.36                2.40
----------------------------------------------------------------------------------------------------
Net investment income (loss) (%)                 (1.21)              (1.95)              (1.99)
----------------------------------------------------------------------------------------------------


                                           ----------------------------------------------
                                                              CLASS M
                                           ----------------------------------------------
                                                      YEARS ENDED OCTOBER 31,
                                           ----------------------------------------------
                                            1999     1998     1997     1996     1995
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period       $22.23    19.96    16.60    13.24    11.61
-----------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)             (.00)(c)   (.00)   (.01)    .05      .05
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investment transactions                 4.62     4.47     3.43     3.36     1.58
-----------------------------------------------------------------------------------------
Total from investment operations             4.62     4.47     3.42     3.41     1.63
-----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.03)    (.09)    (.06)    (.05)      --
-----------------------------------------------------------------------------------------
  Net realized gains on investment
    transactions                            (6.36)   (2.11)      --       --       --
-----------------------------------------------------------------------------------------
Total distributions                         (6.39)   (2.20)    (.06)    (.05)      --
-----------------------------------------------------------------------------------------
Redemption fees                               .13       --       --       --       --
-----------------------------------------------------------------------------------------
Net asset value, end of period             $20.59    22.23    19.96    16.60    13.24
-----------------------------------------------------------------------------------------
 TOTAL RETURN
-----------------------------------------------------------------------------------------
Per share net asset value (%) (b)(d)        27.95%   27.70    20.66    25.92    14.04
-----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------
Expenses (%)                                 1.68(e)   1.41    1.49     1.51     1.62
-----------------------------------------------------------------------------------------
Net investment income (loss) (%)             (.00)    (.01)    (.03)     .31      .39
-----------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------
Net assets, end of period ($ millions)        295      359      320      266      213
-----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                  57.8     41.4     44.7     35.3     32.4
-----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

(a) Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested.

(c) Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

(d) The performance of Class M shares reflects performance of the fund in closed-end form. The fund's performance may have been lower if it had operated as an open-end fund during these periods.

(e) Includes reorganization expense ratio of .20%.

NOTE: Total return does not reflect the effect of any sales charges.

Prior to September 3, 1999, the fund operated as a closed-end investment company. On September 3, 1999, the fund became an open-end investment company and offered three additional classes of shares.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The fund paid a distribution to Class M shares of $6.132 per share from net long-term capital gains during the year ended October 31, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $107,000,000 as capital gain dividends for the year ended October 31, 1999, of which 100% represents 20% rate gains.

The fund paid foreign taxes of $530,712 and earned $437,541 of foreign source income during the year ended October 31, 1999.

Pursuant to Section 853 of the Internal Revenue Code, the fund designates $0.035 per share as foreign taxes paid and $0.028 per share as income earned from foreign sources for the year ended October 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER NEW EUROPE FUND, INC.

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper New Europe Fund, Inc. as of October 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Statement of Changes in Net Assets and the financial highlights prior to 1999 were audited by other auditors whose report dated December 4, 1998, expressed an unqualified opinion.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper New Europe Fund, Inc. at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 22, 1999

CHANGE OF ACCOUNTANTS

                             In April, 1999, based on the recommendation of the Audit Committee of Scudder New Europe Fund, Inc., its Board of Directors determined not to retain PricewaterhouseCoopers LLP as the fund's independent auditor for periods after it became an open-end fund and completed its merger with Kemper Europe Fund and voted to appoint Ernst & Young LLP for such periods. These actions, except for the merger, became effective on July 20, 1999 upon shareholder approvals. For the fiscal years ended October 31, 1998 and 1997 and for the six month period ended April 30, 1999, PricewaterhouseCoopers LLP's audit reports on the financial statements contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, for the period through July 20, 1999 and the aforementioned periods, there were no disagreements between the Fund and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their reports.

NOTES

                                                                           NOTES

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    CORNELIA SMALL
Trustee                           President                         Vice President

JAMES R. EDGAR                    PHILIP COLLORA                    LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Trustee                           ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
THOMAS W. LITTAUER                                                  BRENDA LYONS
Trustee and Vice President        KATHRYN L. QUIRK                  Assistant Treasurer
                                  Vice President
FRED B. RENWICK
Trustee

JOHN G. WEITHERS
Trustee
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

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LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com
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Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper
Global and International Funds prospectus.
KNEUF - 2 (12/30/99) 1096740